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                                                                      EXHIBIT 23

                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------

We consent to the incorporation by reference in Registration Statement Nos. 33-26977, 33-36379, 33-50746, 333-00733, 333-00749, 333-00755, 333-00757 and
333-00761 of Computer Sciences Corporation on Forms S-8 of our report dated
May 24, 1996, appearing in this Amendment No. 1 to Annual Report on Form 10-K/A of Computer Sciences Corporation for the year ended March 29, 1996.




DELOITTE & TOUCHE LLP

Los Angeles, California
June 24, 1996